                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (date of earliest event reported): 4-23-96

                           SOUTH VALLEY BANCORPORATION
             (exact name of registrant as specified in its charter)

    California                     2-78293-LA                  #94-2818095
(state or other                (Commission File)              (IRS Employer
 jurisdiction of                                             Identification
 incorporation)                                                 Number)

               500 Tennant Station, Morgan Hill, California 95037
              (address of principal executive office and zip code)

        Registrant's telephone number (including area code): 408-778-1510

                                      None
                         (former name or former address,
                          if changed since last report)

                                                                     Page 1 of 4
                                                         Exhibit Index at Page 3
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Item 5.           Other Events

                  South Valley Bancorporation reports first quarter earnings and declares cash dividend.

Item 7.           Financial Statements and Exhibits

                  (a)      None

                  (b)      None

                  (c)      Exhibits. See Press Release attached as
                           Exhibit 99.1 and made a part hereof.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               South Valley Bancorporation, Registrant

                               By: /s/ Richard L. Conniff
                                   -------------------------------------------
                                   Richard L. Conniff
                                   on behalf of Registrant
                                   and in the capacity of
                                   Chief Financial Officer
                                   (Principal Accounting and Financial Officer)

                                                                     Page 2 of 4
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                                  EXHIBIT INDEX

Exhibit No.                  Description                               Page No.
- ----------                   -----------                               --------
   99.1           Press Release dated April 23 1996                        4